Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dean G. Stamos, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Vie Financial Group, Inc.’s Quarterly Report on Form 10-Q for the three months ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Vie Financial Group, Inc.

Date: February 17, 2004	By:	/s/ DEAN G. STAMOS

	Name:	Dean G. Stamos
	Title:	Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Vie Financial Group, Inc. and will be retained by Vie Financial Group, Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.